EXHIBIT 10.2
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                          REGISTRATION RIGHTS AGREEMENT


           AGREEMENT dated as of May 9, 2001 by and between DynaGen, Inc., a Delaware corporation (the "Company"), and the Purchaser listed on the execution page of this Agreement.

                                    ARTICLE I
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                          GRANT OF REGISTRATION RIGHTS
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           1.01. Investment Documents. Pursuant to the Subscription Agreement
dated as of May 9, 2001 (herein, as amended from time to time, called the "Subscription Agreement"), DynaGen, Inc., a Delaware corporation (the "Company"), grants to the Purchaser (as defined therein) who is a party thereto, the registration rights contained in Article II of this Agreement.

           1.02. Definitions. For all purposes of this Agreement, all of the words and expressions used herein which are not defined herein, but which are defined in the Subscription Agreement, shall have the same respective meanings herein as the meanings specified therein.

                                   ARTICLE II

                               REGISTRATION RIGHTS

           2. Registration Rights.

           2.01. Definitions. As used in this Agreement:

           (a) the term "Commission" shall mean the Securities and Exchange Commission;

           (b) the term "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company or any other security into which the Preferred Stock may, by its terms, be converted;

           (c) the term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto;

           (d) the term "Form S-3" shall mean the form so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such form, whether or not bearing the same designation;

           (e) the term "Holder" shall mean the original Purchaser, and any person to whom the Preferred Stock is transferred pursuant to the terms of the Subscription Agreement;

           (f) the terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act
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and the declaration or ordering by the Commission of effectiveness of such registration statement;

           (g) the term "Registrable Securities" shall mean, in relation to the Holder at any particular time: (i) all shares of Common Stock issuable upon conversion of the Preferred Stock held of record by the Holder at such time;
(ii) all shares of Common Stock held of record at such time by Holder as a result of such conversion or exercise; and (iii) no other shares of capital stock of the Company without the consent of the Holder.

           (h) the term "Rule 144" shall mean Rule 144 issued by the Commission under the Securities Act, or any subsequent rule pertaining to the disposition of securities without registration;

           (i) the term "Securities Act" shall mean the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto;

           (j) the term "Preferred Stock" shall mean the shares of Series P Convertible Preferred Stock, par value $0.01 per share, of the Company issued to the original Purchaser pursuant to the Subscription Agreement and any other Preferred Stock issued to other purchasers;

           (k) the Holder shall, for all purposes of this Agreement, unless the context shall otherwise require, be deemed to hold, at any particular time, all shares of Common Stock issuable upon conversion of the Preferred Stock held of record by the Holder at such time.

           2.02. Registration on Form S-3. The Company will use its best efforts in good faith to register the Registrable Securities on Form S-3 by February 9, 2002 (regardless of the number of times transfer of such shares is made on the stock transfer books maintained by or for the Company, and regardless of the number of certificates which may be issued to evidence such shares, and irrespective of any subsequent transfer of or the disposition of such shares to any other holder) (the "Registration Period"). To the extent not unlawful, the Company will pay all Registration Expenses of each registration of Registrable Securities pursuant to this Section 2.02. If the Company has not registered the Registrable Securities by the end of the Registration Period or if the Registration Statement is not effective at the end of the Permitted Suspension Period (as hereinafter defined), the Company shall pay to the Holder one percent (1.0%) of the aggregate purchase price paid by such Holder for the Preferred Stock for each month that the Registrable Securities are not registered, which amount shall be pro-rated for partial months, until the earlier of the registration of the Registrable Securities and the date the Registrable Securities are eligible for sale under Rule 144, provided, however, the Company shall not be required to make such payment if the Company's failure to register the Registrable Securities is due, in whole or in part, to the Holder's failure to comply with Section 2.04 hereof.

           2.03. Registration Procedures. When the Company undertakes to effect a registration pursuant to Section 2.02 hereof of the Registrable Securities, the Company will use its best efforts in good faith to effect promptly the registration of such Registrable Securities under the Securities Act and to permit the public offering and sale of such Registrable Securities in

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accordance with the intended method of disposition thereof, and, in connection therewith, the Company, as expeditiously as shall be reasonably possible, will:

           (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts in good faith to cause such registration statement to become and remain effective as provided herein;

           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included in such registration statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current, but for no longer than one (1) year subsequent to the effective date of such registration;

           (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as any such seller may reasonably request in order to facilitate the disposition of the Registrable Securities held by such seller;

           (d) enter into such customary agreements and take all such other customary action in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities; and

           (e) use its best efforts in good faith to register and qualify the Registrable Securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as any seller shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities held by such seller; provided, however that the Company shall not be required in connection therewith to qualify to do business or file a general consent to service of process in any such jurisdiction.

           (f) notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the registration statement, the Company notifies the Holder in writing of the existence of a Potential Material Event, the Holder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such Holder of Registrable Securities for more than twenty
(20) business day periods in the aggregate during any 12-month period with at least a ten (10) business day interval between such periods, during the periods the registration statement is required to be in effect ("Permitted Suspension Period");

           "Potential Material Event" shall mean any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall

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be evidenced by determination in good faith by the Board of Directors of the
Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

           2.04. Cooperation by Prospective Sellers, etc.

           (a) The Holder will furnish to the Company in writing such information as the Company may reasonably require from the Holder or as required by the Commission, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Registrable Securities.

           (b) The Holder of Registrable Securities included in any registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus.

           2.05. Registration Expenses.

           (a) The following costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to Section 2.02 shall constitute "Registration Expenses": all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company. The term "Registration Expenses" shall not include, however, any legal fees or disbursements of counsel for the Holder of Registrable Securities.

           (b) To the extent that Registration Expenses incident to any registration are, under the terms of this Article II, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

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           2.06. Indemnification.

           (a) Indemnification by the Company. The Company will indemnify the Holder, the officers, directors and partners of each such Holder and each person who controls any thereof (within the meaning of the Securities Act), against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, officer, director, partner and controlling person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder, officer, director, partner or controlling person and stated to be exclusively and specifically for use therein.

           (b) Indemnification by the Holder. The Holder will indemnify the Company and its officers and directors and each person, if any, who controls any thereof (within the meaning of the Securities Act) and, if required by the underwriter effecting the related registration, such underwriter, and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and the Holder will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action.

           (c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 2.06 (the indemnified party) shall give notice to the party required to provide indemnification pursuant to this Section
2.06 (the indemnifying party) promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be acceptable to the indemnified party, and the indemnified party may participate in such defense at such party's expense; and provided, further, that the failure by any indemnified party to give notice as provided in this paragraph (c) shall not relieve the indemnifying party of its obligations under this Section 2.06 except to the extent that the failure results in a failure of actual notice to the indemnifying party and such

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indemnifying party is damaged solely as a result of the failure to give notice.
No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 2.06 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

           2.07. Rule 144 Requirements. The Company make publicly available and available to the Holder of Registrable Securities, pursuant to Rule 144 of the Commission under the Securities Act, such information as shall be necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to that Rule. The Company will furnish to any Holder of Registrable Securities, upon request made by such Holder at any time, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than one (1) year, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety
(90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act, provided, however, in the event that Foley, Hoag & Eliot LLP is no longer counsel to Company, counsel to Holder may provide such instructions to the transfer agent regarding the removal of the restrictive legend.

           2.08. Miscellaneous.

           (a) No Inconsistent Agreements. The Company will not, at any time after the date of the Subscription Agreement, enter into any agreement or contract (whether written or oral) with respect to any of its securities which prevents the Company from complying in any respect with the registration rights granted by the Company to the Holder of Registrable Securities pursuant to
Article II of this Agreement.

           (b) Amendments and Waivers. The provisions of Article II of this Agreement, including the provisions of this paragraph (b), may not be amended, modified or supplemented, and any waiver or consent to or any departure from any of the provisions of Article II of this Agreement may not be given and shall not become or be effective, unless and until (in each case) the Company shall have received the prior written consent of the Holder of the Registrable Securities for any such amendment, modification, supplement, waiver or consent.

           (c) Permitted Transferees.

                     (i) All of the agreements contained in, and all of the rights granted by the Company pursuant to, Article II of this Agreement shall inure to the benefit of and be binding upon the Purchaser.

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                     (ii) None of the agreements contained in, and none of the
rights granted by the Company pursuant to, Article II of this Agreement shall be assignable or transferable (by operation of law or otherwise) by the Purchaser to any person except pursuant to the terms of the Subscription Agreement.

           (e) Term. The agreements of the Company contained in Article II of this Agreement shall continue in full force and effect so long as any Holder holds any Registrable Securities.

           (f) Governing Law. The provisions of this Agreement shall be governed by and construed in accordance with the laws (other than the choice-of-law rules) of the State of Delaware.

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           IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                                          DYNAGEN, INC.


                                          By: _____________________________
                                          Name:____________________________
                                          Title:___________________________


                                          PURCHASER

                                          [Name]

                                          By: _____________________________
                                          Name:____________________________
                                          Title:___________________________



















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